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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   NOVEMBER 7, 2002
                                                   ----------------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-07155                 13-2740040
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                   10577
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                 333-59287                    36-2467635
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                        10577
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400
                                                     ---------------------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of November 7, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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ITEM 9.  REGULATION FD DISCLOSURE.

         At a conference held on November 7, 2002, in response to a question, a representative of R.H. Donnelley Corporation (the "Company") stated that the Company does not intend to repay the outstanding 9 1/8% senior subordinated notes due 2008 of R.H. Donnelley Inc. in connection with the financing of the Company's acquisition of the publishing business of Sprint Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              R.H. DONNELLEY CORPORATION



                              By:    /s/ Robert J. Bush
                                  ----------------------------------------------
                                    Name:    Robert J. Bush
                                    Title:   Vice President and General Counsel


                              R.H. DONNELLEY INC.



                              By:   /s/ Robert J. Bush
                                  ----------------------------------------------
                                    Name:  Robert J. Bush
                                    Title: Vice President and General Counsel



Date:  November 8, 2002



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